QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.3

SECURITY AGREEMENT

        SECURITY AGREEMENT, dated as of March 20, 2002, by and among each of the entities identified on the signature page hereto under the heading "Grantor" (each a "Grantor" and, collectively, the "Grantors") and FLEET NATIONAL BANK, as Administrative Agent for the ratable benefit of the Lenders from time to time party to the Credit Agreement referred to below (in such capacity, the "Secured Party").

RECITALS

        A.    Veeco Instruments Inc., a Delaware corporation (the "Company"), Fleet National Bank, as Administrative Agent, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Syndication Agent, HSBC Bank USA, as Documentation Agent and the Lenders party thereto have entered into a Credit Agreement, dated as of April 19, 2001 (as the same has been or may be hereafter amended, modified, restated or supplemented from time to time, the "Credit Agreement") pursuant to which the Company has received and will continue to receive loans and other financial accommodations from the Lenders and will incur Obligations (as hereinafter defined).

        B.    To induce the Credit Parties to continue to extend credit to the Company on and after the date hereof as provided in the Credit Agreement, each Grantor desires to grant the Credit Parties security and assurance in order to secure the payment and performance of all Obligations and to that effect to grant the Secured Party for the ratable benefit of the Credit Parties a first priority perfected security interest in certain of its assets and, in connection therewith, to execute and deliver this Agreement.

        Accordingly, the parties hereto hereby agree as follows:

DEFINITIONS

        (a)  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Uniform Commercial Code as in effect in the State of New York (the "UCC").

        (b)  Capitalized terms used herein and not otherwise defined herein shall have the following meanings:

        "Agreement" shall mean this Agreement and shall include all amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

        "Business Day" shall have the meaning assigned to such term in the Credit Agreement.

        "Collateral" shall mean the following personal property of each Grantor, wherever located, and whether now owned or hereafter acquired or arising:

    (i)
    Accounts;

    (ii)
    General Intangibles (to the extent arising from Accounts); and

    (iii)
    to the extent not listed above as original collateral, proceeds and products of the foregoing.

        "Credit Party" means, collectively, the Administrative Agent, the Issuing Lender and each of the Lenders.

        "Default" shall have the meaning assigned to such term in the Credit Agreement.

        "Event of Default" shall have the meaning assigned to such term in the Credit Agreement.

        "Lenders" shall have the meaning assigned to such term in the Credit Agreement.

        "Liens" shall have the meaning assigned to such term in the Credit Agreement.

        "Loan Documents" shall have the meaning assigned to such term in the Credit Agreement.

        "Loans" shall have the meaning assigned to such term in the Credit Agreement.

        "Obligations" shall have the meaning assigned to such term in the Credit Agreement.

        "Person" shall have the meaning assigned to such term in the Credit Agreement.

        (c)    Terms Generally.    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, pronouns stated in the masculine, the feminine or neuter gender shall include the masculine, feminine and the neuter. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under Generally Accepted Accounting Principles. The term "including" shall not be limited or exclusive, unless specifically indicated to the contrary. The word "will" shall be construed to have the same meaning as the word "shall". The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, all of which are by this reference incorporated into this Agreement.

I. SECURITY

        SECTION 1.01.    Grant of Security.    As security for the Obligations, each Grantor hereby transfers and assigns to the Secured Party for the ratable benefit of the Credit Parties, and grants to the Secured Party for the ratable benefit of the Credit Parties a security interest in, the Collateral.

        SECTION 1.02.    Release and Satisfaction.    Upon the termination of this Agreement and the indefeasible payment in full of the Obligations (other than those which by their terms survive the termination of this Agreement), the Secured Party shall deliver to each Grantor, upon request therefor and at such Grantor's expense, releases and satisfactions of all financing statements, notices of assignment and other registrations of security.

II. REPRESENTATIONS AND WARRANTIES

        SECTION 2.01.    Representations and Warranties With Respect to Security.    Each Grantor hereby represents and warrants to the Secured Party for the ratable benefit of the Credit Parties as follows:

        (a)    Name.    Each Grantor's exact legal name, state of incorporation or organization and organizational number are set forth on Schedule A annexed hereto.

        (b)    Ownership of Collateral.    Each Grantor owns all of the Collateral, free and clear of all Liens, other than the Liens permitted under Section 7.02 of the Credit Agreement.

        (c)    Accounts.    Annexed hereto as Schedule A is a list identifying the chief executive office or principal place of business of each Grantor and all addresses at which each Grantor maintains books or records relating to its Accounts as of the date of this Agreement.

        (d)    Trade Names.    Except as set forth on Schedule A annexed hereto, each Grantor has not done during the five years prior to this Agreement, and does not currently do, business under fictitious business names or trade names. No Grantor has been known under any other name during such five year period.

        (e)    Acquired Collateral.    Except as set forth on Schedule A annexed hereto, the Collateral has been acquired or originated by each Grantor in the ordinary course of such Grantor's business and was not acquired pursuant to any acquisition of all or a portion of the business of any Person whether by merger, acquisition of assets or otherwise.

        (f)    Third Party Locations.    Except as set forth on Schedule A annexed hereto, no Collateral is in the possession of, or under the control of, any Person other than a Grantor or the Secured Party.

        (g)    Enforceability of Security Interests.    Upon the execution of this Agreement by each Grantor and the filing of financing statements properly describing the Collateral and identifying such Grantor and the Secured Party in the applicable jurisdiction required pursuant to the UCC, security interests and liens granted to the Secured Party under Section 1.01 hereof shall constitute valid, perfected and first priority security interests and liens in and to the Collateral of such Grantor, other than Collateral which may not be perfected by filing under the UCC, and subject to the Liens permitted pursuant to Section 7.02 of the Credit Agreement, in each case securing the payment of the Obligations and enforceable against all third parties, except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, moratorium, insolvency and similar laws affecting creditors' rights generally or by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

III. COVENANTS OF GRANTORS

        SECTION 3.01.    Records; Location of Collateral.    During the term of this Agreement, (a) no Grantor shall change the jurisdiction of its incorporation or organization or move its chief executive office, principal place of business or office at which is kept its books and records (including computer printouts and programs) from the locations existing on the date hereof and listed on Schedule A annexed hereto; and (b) no Grantor shall change its corporate name in any respect, unless, in each case of clauses (a) and (b) above, (i) such Grantor shall have given the Secured Party thirty (30) Business Days' prior written notice of its intention to do so, identifying the new location and providing such other information as the Secured Party deems necessary, and (ii) such Grantor shall have delivered to the Secured Party such documentation, in form and substance satisfactory to the Secured Party and as required by the Secured Party, to preserve the Secured Party's security interest hereunder in the Collateral.

        SECTION 3.02.    Further Actions.    Each Grantor agrees, upon the request of the Secured Party and at the Secured Party's option, to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest hereunder in any and all of the Collateral, including without limitation, executing and delivering and where appropriate, filing financing statements and amendments relating thereto under the UCC to the extent, if any, that such Grantor's signature thereon is required therefor, causing the Secured Party's name to be noted as Secured Party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or the ability of the Secured Party to enforce, the Secured Party's security interest hereunder in such Collateral, (c) comply with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce the Secured Party's security interest hereunder in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including, without limitation, any consent of any licensor, lessor or other persons obligated on Collateral and (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party. Each Grantor further authorizes the Secured Party to file initial financing statements describing the Collateral, and any amendments thereto and continuations thereof.

        SECTION 3.03.    Inspection.    Upon reasonable notice to a Grantor, the Secured Party may, during such Grantor's normal business hours, examine and inspect any Collateral and may examine, inspect and copy all books and records with respect thereto or relevant to the Obligations.

        SECTION 3.04.    Indemnification.    Each Grantor agrees to indemnify the Secured Party and each Credit Party and hold it harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against the Secured Party or any Credit Party in connection with or arising out of any assertion, declaration or defense of the Secured Party's or any Credit Party's rights or security interest under the provisions of this Agreement or any other Loan Document, permitting it to collect, settle or adjust Accounts or to deal with account debtors in any way or in connection with the realization, repossession, safeguarding, insuring or other protection of the Collateral or in connection with the collecting, perfecting or protecting the Secured Party's liens and security interests hereunder or under any other Loan Document, except to the extent caused by the gross negligence or wilful misconduct of the Secured Party, any Credit Party, or any of their respective representatives.

IV. POWER OF ATTORNEY; NOTICES

        SECTION 4.01.    Power of Attorney.    Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, upon the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Grantor, without notice to or assent by such Grantor, to (a) endorse the name of such Grantor on any checks, notes, drafts or other forms of payment or security that may come into the possession of the Secured Party or any affiliate of the Secured Party, to sign such Grantor's name on invoices or bills-of-lading, drafts against customers, notices of assignment, verifications and schedules, (b) sell, transfer, pledge, make any arrangement with respect to or otherwise dispose of or deal with any of the Collateral consistent with the UCC and (c) do acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein. The powers granted herein, being coupled with an interest, are irrevocable until all of the Obligations are indefeasibly paid in full and this Agreement is terminated. The powers conferred on the Secured Party hereunder are solely to protect its and the Credit Parties' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Neither the Secured Party nor any attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law provided the same is not the result of gross negligence or willful misconduct.

        SECTION 4.02.    Notices.    Upon the occurrence of an Event of Default, the Secured Party may notify account debtors and other persons obligated on any of the Collateral that the Collateral has been assigned to the Secured Party or of its security interest therein and to direct such account debtors and other persons obligated on any of the Collateral to make payment of all amounts due or to become due a Grantor directly to the Secured Party and upon such notification and at such Grantor's expense to enforce collection of any such Collateral, and to adjust, compromise or settle for cash, credit or otherwise upon any terms the amount of payment thereof. The Secured Party may, at any time following the occurrence of an Event of Default, notify the Postal Service authorities to change the address of delivery of mail to an address designated by the Secured Party. After the making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of accounts, Chattel Paper, general intangibles, instruments and other Collateral received by it as trustee for the Credit Parties and the Secured Party without commingling the same with any other property or asset of such Grantor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of such Collateral received by the Secured Party to the Obligations, in such order as the Secured Party, in its sole discretion, shall determine, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

V. REMEDIES OF SECURED PARTY

        SECTION 5.01.    Enforcement.    Upon the occurrence of an Event of Default, the Secured Party shall have, in addition to all of its and the Credit Parties' other rights under this Agreement and the other Loan Documents by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the UCC and shall have the right, to the extent permitted by law, without charge, to enter any Grantor's premises, and until it completes the enforcement of its rights in the Collateral subject to its security interest hereunder and the sale or other disposition of any property subject thereto, take possession of such premises without charge, rent or payment therefor (through self help without judicial process and without having first given notice or obtained an order of any court), or place custodians in control thereof, remain on such premises and use the same for the purpose of completing any work in progress, preparing any Collateral for disposition, and disposing of or collecting any Collateral. Without limiting the foregoing, upon the occurrence of an Event of Default, the Secured Party may, without demand, advertising or notice, all of which each Grantor hereby waives (except as the same may be required by law), sell, lease, license or otherwise dispose of and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as the Secured Party, in its sole discretion, deems advisable. At any such sale the Collateral or any portion thereof may be sold in one lot as an entirety or in separate parcels as the Secured Party in its sole discretion deems advisable. Each Grantor agrees that if notice of sale shall be required by law such requirement shall be met if such notice is mailed, postage prepaid, to such Grantor at its address determined pursuant to Section 6.04 hereof or such other address as it may have, in writing, provided to the Secured Party, at least ten (10) days before the time of such sale or disposition. The Secured Party may postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned, without being required to give a new notice of sale. Notice of any public sale shall be sufficient if it describes the Collateral to be sold in general terms, stating the amounts thereof, the nature of the business in which such Collateral was created and the location and nature of the properties covered by the other security interests or mortgages and the prior liens thereof. The Secured Party or any Credit Party may be the purchaser at any such sale if it is public, free from any right of redemption, which such Grantor also waives. Each Grantor with respect to its property constituting such Collateral, shall be obligated for, and the proceeds of sale shall be applied first to, the costs of taking, assembling, finishing, collecting, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers and accountants employed by the Secured Party. Proceeds shall then be applied to the payment, in whatever order the Secured Party may elect, of all of the Obligations. The Secured Party shall return any excess to such Grantor or to whomever may be fully entitled to receive the same or as a court of competent jurisdiction may direct. In the event that the proceeds of any sale or other disposition of the Collateral are insufficient to pay in full the Obligations, each Grantor shall remain liable for any deficiency.

        SECTION 5.02.    Standards for Exercising Rights and Remedies.    To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise or fail to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party and the Credit Parties against risk of loss, collection or disposition of Collateral or to provide to the Secured Party and the Credit Parties a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 5.02 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the UCC or under applicable law of any other relevant jurisdiction in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 5.02. Without limitation upon the foregoing, nothing contained in this Section 5.02 shall be construed to grant any rights to any Grantor or to impose any duties on the Secured Party or any Credit Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 5.02.

        SECTION 5.03.    Waiver.    Each Grantor waives any right, to the extent applicable law permits, to receive prior notice of, or a judicial or other hearing with respect to, any action or prejudgment remedy or proceeding by the Secured Party to take possession, exercise control over, or dispose of any item of the Collateral in any instance (regardless of where such Collateral may be located) where such action is permitted under the terms of this Agreement or any other Loan Document, or by applicable law, or of the time, place or terms of sale in connection with the exercise of the Secured Party's rights hereunder and such Grantor also waives, to the extent permitted by law, any bond, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by the Secured Party of property subject to the Secured Party's Lien hereunder. Each Grantor further waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Secured Party's rights under this Agreement and any other Loan Document including the taking of possession of any Collateral all to the extent that such waiver is permitted by law and to the extent that such damages are not caused by the Secured Party's gross negligence or willful misconduct. These waivers and all other waivers provided for in this Agreement and any other Loan Documents have been negotiated by the parties and each Grantor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

        SECTION 5.04.    Other Rights.    Each Grantor agrees that the Secured Party shall not have any obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshall any Collateral of any kind for the benefit of any other creditors of such Grantor or any other Person.

        SECTION 5.05.    Expenses.    Each Grantor agrees that it shall pay on demand therefor all costs and expenses incurred in amending, implementing, perfecting, collecting, defending, declaring and enforcing the Secured Party's rights and security interests in the Collateral hereunder or under the Credit Agreement or any other Loan Document or other instrument or agreement delivered in connection herewith or therewith, including, but not limited to, searches and filings, and the Secured Party's reasonable attorneys' fees (regardless of whether any litigation is commenced, whether a default is declared hereunder, and regardless of tribunal or jurisdiction).

VI. GENERAL PROVISIONS

        SECTION 6.01.    Termination.    This Agreement shall remain in full force and effect until all the Obligations shall have been indefeasibly and fully paid and satisfied (other than those which by their terms survive termination of this Agreement) and the Credit Agreement shall have expired or been terminated and, until such time, the Secured Party shall retain all security in and title to all existing and future Collateral held by it hereunder.

        SECTION 6.02.    Remedies Cumulative.    The Secured Party's rights and remedies under this Agreement shall be cumulative and non-exclusive of any other rights or remedies which it may have under the Credit Agreement, any other Loan Document or any other agreement or instrument, by operation of law or otherwise and may be exercised alternatively, successively or concurrently as the Secured Party may deem expedient.

        SECTION 6.03.    Binding Effect.    This Agreement is entered into for, and shall inure to, the benefit of the parties hereto and the Credit Parties and their successors and assigns. It shall be binding upon the said parties, their successors and assigns. No Grantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Credit Parties and any attempted such assignment or transfer without such consent shall be null and void.

        SECTION 6.04.    Notices.    Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be in writing and given in the manner specified in Section 10.01 of the Credit Agreement. Such notices to each Grantor shall be delivered to the address for notices set forth on Schedule A annexed hereto.

        SECTION 6.05.    Waiver.    No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by an officer of the Secured Party (acting with the requisite consent of the Lenders as provided in the Credit Agreement) and only to the extent therein set forth.

        SECTION 6.06.    Modifications and Amendments.    This Agreement and the other agreements to which it refers constitute the complete agreement between the parties with respect to the subject matter hereof and may not be changed, modified, waived, amended or terminated orally, but only by a writing signed by the party to be charged.

        SECTION 6.07.    Several Agreements.    This Agreement shall constitute the joint and several obligations and agreements of each Grantor, and may be amended, restated, supplemented or otherwise modified from time to time, with respect to any Grantor without the consent or approval of any other Grantor, and no such amendment, restatement, supplement or modification shall be deemed to amend, restate, supplement or modify the obligations of any other Grantor hereunder.

        SECTION 6.08.    Survival of Representations and Warranties.    The representations and warranties of each Grantor made or deemed made herein shall survive the execution and delivery of this Agreement.

        SECTION 6.09.    Severability.    Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

        SECTION 6.10.    Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial.    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY

OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AGREES (i) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. EACH GRANTOR AND THE SECURED PARTY EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        SECTION 6.11.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one and the same agreement.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

SECURED PARTY:
FLEET NATIONAL BANK, as Administrative Agent
By:	/s/ AUTHORIZED SIGNATORY
GRANTORS:
VEECO INSTRUMENTS INC.		WYKO CORPORATION
By:	/s/ AUTHORIZED SIGNATORY	By:	/s/ AUTHORIZED SIGNATORY
VEECO METROLOGY, LLC		ION TECH, INC.
By:	VEECO INSTRUMENTS INC., its sole member
By:	/s/ AUTHORIZED SIGNATORY	By:	/s/ AUTHORIZED SIGNATORY
TULAKES REAL ESTATE INVESTMENTS, INC.		VEECO MINNEAPOLIS TECHNOLOGY CENTER, INC.
By:	/s/ AUTHORIZED SIGNATORY	By:	/s/ AUTHORIZED SIGNATORY
CVC, INC.		CVC PRODUCTS, INC.
By:	/s/ AUTHORIZED SIGNATORY	By:	/s/ AUTHORIZED SIGNATORY
ROBIN HILL PROPERTIES, INC.		APPLIED EPI, INC.
By:	/s/ AUTHORIZED SIGNATORY	By:	/s/ AUTHORIZED SIGNATORY

QuickLinks

  Exhibit 10.3
II. REPRESENTATIONS AND WARRANTIES
III. COVENANTS OF GRANTORS
IV. POWER OF ATTORNEY; NOTICES
V. REMEDIES OF SECURED PARTY
VI. GENERAL PROVISIONS